UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):                       June 8, 2005

PPG Industries, Inc.

(Exact name of registrant as specified in its charter)

Pennsylvania	001-01687	25-0730780

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One PPG Place, Pittsburgh, Pennsylvania		15272

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:		412-434-3131

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On Wednesday, June 8, 2005, PPG Industries, Inc. issued the press releases filed herewith as Exhibits 99.1 and 99.2, each of which is incorporated herein by reference in its entirety.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

Exhibit 99.1 Press release of PPG Industries, Inc. dated June 8, 2005.
Exhibit 99.2 Press release of PPG Industries, Inc. dated June 8, 2005.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PPG Industries, Inc.
June 9, 2005	By:	William H. Hernandez

Name: William H. Hernandez Title: Senior Vice President, Finance

Exhibit Index

Exhibit No.	Description
99.1	Press release of PPG Industries, Inc. dated June 8, 2005

99.2	Press release of PPG Industries, Inc. dated June 8, 2005